                         FOURTH AMENDMENT AND WAIVER TO
            SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY

                  FOURTH AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY (the "FOURTH AMENDMENT") dated as of March 25, 1998 among BISCAYNE APPAREL, INC., BISCAYNE APPAREL INTERNATIONAL, INC. MACKINTOSH OF NEW ENGLAND CO. AND M & L INTERNATIONAL, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS" and individually, each a "GUARANTOR" and collectively, the "GUARANTORS"), THE CHASE MANHATTAN BANK, CORESTATES BANK, N.A., BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), FLEET BANK N.A. and MILBERG FACTORS, INC. (individually, each a "LENDER" and collectively, the "LENDERS"), THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT") and MILBERG FACTORS, INC., as servicing agent for the Lenders (in such capacity, together with its successors in such capacity, the "SERVICING AGENT" and together with the Agent, the "AGENTS").

                             PRELIMINARY STATEMENTS:

                  WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents have entered into a Second Amended and Restated Credit Agreement and Guaranty dated as of March 24, 1997, as amended by a First Amendment, dated as of May 22, 1997, a Second Amendment, dated as of February 18, 1998 and a Third Amendment, dated as of March 6, 1998 (as so amended, the "CREDIT AGREEMENT"); and

                  WHEREAS, the terms defined in the Credit Agreement are used in this Fourth Amendment as in the Credit Agreement unless otherwise defined in this Fourth Amendment;

                  WHEREAS, the Borrowers and the Guarantors have requested that certain provisions of the Credit Agreement be amended and certain Defaults and Events of Default be waived as hereinafter set forth;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. WAIVER. Upon the execution of this Fourth Amendment and satisfaction of all the conditions precedent set forth in Section 3 hereof, each Lender and each Agent waive the Borrower's failure to comply with each of the provisions listed on Schedule I attached hereto.

                  SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                  (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                  "Commitment Fee" has the meaning specified in Section 2.15.

                  "Fourth Closing Date" means March 25, 1998.

                  "Overadvance Default" has the meaning specified in Section 12.01.

                  "Subsequent Fee" has the meaning specified in Section 2.15.

                  "Total Commitment" means, at any time, the sum of the Revolving Credit Commitments at such time.

                  "Unused Total Commitment" means, at any time, (i) the Total Commitment LESS (ii) the sum of (x) the aggregate outstanding principal amount of all Revolving Credit Loans, (y) the Outstanding Letter of Credit Obligations and (z) the face amount of all Letters of Indemnity then outstanding.

                  (b) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety as follows:

                  "Margin" means, (1) with respect to the Revolving Credit Loans, 1.5% (one hundred fifty basis points), and (2) with respect to the Term Loans (a) which are Prime Rate Loans, 2% (two hundred basis points), and (b) which are Eurodollar Loans, 4.5% (four hundred fifty basis points) PROVIDED that, if the amount of Revolving Credit Loans outstanding exceeds the amounts specified below at any time during the periods specified below, the applicable Margin from and after such event until the amount of all outstanding Revolving Credit Loans has been reduced to zero for a period of ten consecutive Banking Days shall be (1) with respect to the Revolving Credit Loans, 3% (three hundred basis points) and (2) with respect to the Term Loans (a) which are Prime Rate Loans, 3% (three hundred basis points), and (b) which are Eurodollar Loans, 5.5% (five hundred fifty basis points):

                           PERIOD                       AMOUNT
                           ------                       ------

                  September 30, 1998 to and
                  including October 30, 1998         $19,000,000

                  October 31, 1998 to and
                  including November 29, 1998        $12,000,000

                  November 30, 1998 to and
                  including December 30, 1998        $ 4,000,000

                  December 31, 1998 to and
                  including January 7, 1999          $ 2,000,000

         "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make its Revolving Credit Loans under this Agreement in the amounts set forth below for the periods set forth below, as such amounts may be reduced or otherwise modified from time to time:

                  (1) During the period from and including the Fourth Closing Date through October 30, 1998:

                  The Chase Manhattan Bank                    $ 7,800,000
                  The First National Bank of Boston           $ 7,800,000
                  CoreStates Bank, N.A.                       $ 7,800,000
                  Fleet Bank, N.A.                            $ 7,800,000
                  Milberg Factors, Inc.                       $ 7,800,000
                                                              -----------

                           Total:                             $39,000,000

                  (2) During the period from and including October 31, 1998 through November 14, 1998:

                  The Chase Manhattan Bank                    $ 6,000,000
                  The First National Bank of Boston           $ 6,000,000
                  CoreStates Bank, N.A.                       $ 6,000,000
                  Fleet Bank, N.A.                            $ 6,000,000
                  Milberg Factors, Inc.                       $ 6,000,000
                                                              -----------

                           Total:                             $30,000,000

                  (3) During the period from and including November 15, 1998 through January 30, 1999:

                  The Chase Manhattan Bank                    $ 4,000,000
                  The First National Bank of Boston           $ 4,000,000
                  CoreStates Bank, N.A.                       $ 4,000,000
                  Fleet Bank, N.A.                            $ 4,000,000
                  Milberg Factors, Inc.                       $ 4,000,000
                                                              -----------

                           Total:                             $20,000,000

                  (4) During the period from and including January 31, 1999 through February 28, 1999:

                  The Chase Manhattan Bank                    $ 5,000,000
                  The First National Bank of Boston           $ 5,000,000
                  CoreStates Bank, N.A.                       $ 5,000,000
                  Fleet Bank, N.A.                            $ 5,000,000
                  Milberg Factors, Inc.                       $ 5,000,000
                                                              ------------

                           Total:                             $25,000,000
                  and (5) During the period from and including March 1,1999 through the Revolving Credit Termination Date:

                  The Chase Manhattan Bank                    $ 6,000,000
                  The First National Bank of Boston           $ 6,000,000
                  CoreStates Bank, N.A.                       $ 6,000,000
                  Fleet Bank, N.A.                            $ 6,000,000
                  Milberg Factors, Inc.                       $ 6,000,000
                                                              -----------

                           Total:                             $30,000,000

         "Revolving Credit Loans Maximum Outstanding" means during the period specified below the amounts specified below for such period:

          PERIOD                                      AMOUNT
          ------                                      ------

     Fourth Closing Date to and
     including April 30, 1998                       $13,750,000

     May 1, 1998 to and
     including May 31, 1998                         $16,750,000

     June 1, 1998 to and
     including June 30, 1998                        $18,250,000

     July 1, 1998 to and
     including July 31, 1998                        $22,250,000

     August 1, 1998 to and
     including August 31, 1998                      $27,250,000

     September 1, 1998 to and
     including October 20, 1998                     $28,750,000

     October 21, 1998 to and
     including October 30, 1998                     $23,000,000

     October 31, 1998 to and
     including November 19, 1998                    $20,500,000

     November 20, 1998 to and
     including November 30, 1998                    $10,750,000

     December 1, 1998 to and
     including December 20, 1998                    $ 8,000,000

     December 21, 1998 to and
     including December 31, 1998                    $ 5,000,000

     January 1, 1999 to and
     including February 28, 1999                    $ 7,000,000

     March 1, 1999 to and
     including March 31, 1999                       $ 9,000,000

         "Revolving Credit Loans Permitted Overadvance (During the Month)" means the amount specified below for each day during the month specified below other than the last day of the applicable month:

             MONTH                                     AMOUNT
             -----                                     ------

          March, 1998                               $ 5,000,000
          April, 1998                               $ 9,500,000
          May, 1998                                 $11,500,000
          June, 1998                                $ 9,000,000
          July, 1998                                $10,250,000
          August, 1998                              $10,250,000
          September, 1998                           $ 7,750,000
          October, 1998                             $   500,000
          November, 1998                            $(4,000,000)
          December, 1998                            $(8,000,000)
          January, 1999                             $(4,000,000)
          February, 1999                            $(2,500,000)
          March, 1999                               $(1,000,000)

         In addition, the proceeds of Revolving Credit Loans made to BAI which are used to finance Varon shall for each day during the period specified below other than the last day of the applicable month be equal to or less than the sum of (1) the Eligible Accounts of Varon relied on in computing the Collateral Borrowing Base as set forth on the Reconciliation Report and (2) the amounts specified below for each day during the period specified below other than the last day of the applicable month:

                    PERIOD                                     AMOUNT
                    ------                                     ------
          March 1, 1998 to and
          including August 30, 1998                         $ 3,750,000

          September 1, 1998 to and
          including September 29, 1998                      $   750,000

          October 1, 1998 to and
          including October 30, 1998                        $  (750,000)

          November 1, 1998 to and
          including November 29, 1998                       $(1,750,000)

          December 1, 1998 to and
          including December 30, 1998                       $(2,250,000)

          January 1, 1999 to and
          including January 30, 1999                        $(2,000,000)

          February 1, 1999 to and
          including February 27, 1999                       $  (750,000)

          March 1, 1999 to and
          including March 30, 1999                          $         0



         For purposes of this definition, the numbers set forth in parenthesis are negative numbers.

         "Revolving Credit Loans Permitted Overadvance (Month End)" means the amounts specified below for the last day of each month specified below:

               MONTH                                     AMOUNT
               -----                                     -------
               March, 1998                           $  4,000,000
               April, 1998                           $  9,500,000
               May, 1998                             $  7,500,000
               June, 1998                            $  6,500,000
               July, 1998                            $  6,250,000
               August, 1998                          $  3,500,000
               September, 1998                       $   (750,000)
               October, 1998                         $ (8,000,000)
               November, 1998                        $ (9,500,000)
               December, 1998                        $(10,500,000)
               January, 1999                         $ (6,000,000)
               February, 1999                        $ (4,000,000)
               March, 1999                           $ (1,500,000)

         Notwithstanding the foregoing, the proceeds of the Revolving Credit Loans made to Mackintosh shall as of the last day of each month specified below be equal to or less than the sum of (1) the Eligible Accounts of Mackintosh relied on in computing the Collateral Borrowing Base as set forth on the Reconciliation Report and (2) the amounts specified below for each month specified below:

          MONTH                                          AMOUNT
          -----                                          ------
          March, 1998                                $  3,250,000
          April, 1998                                $  4,000,000
          May, 1998                                  $  4,750,000
          June, 1998                                 $  6,000,000
          July, 1998                                 $  6,250,000
          August, 1998                               $  6,250,000
          September, 1998                            $  5,250,000
          October, 1998                              $  1,500,000
          November, 1998                             $   (750,000)
          December, 1998                             $ (1,800,000)
          January, 1999                              $          0
          February, 1999                             $          0
          March, 1999                                $          0

         In addition, the proceeds of Revolving Credit Loans made to BAI which are used to finance Varon shall as of the last day of each month specified below be equal to or less than the sum of (1) the Eligible Accounts of Varon relied on in computing the Collateral Borrowing Base as set forth on the Reconciliation Report and (2) the amounts specified below for each month specified below:

          MONTH                                          AMOUNT
          -----                                          ------
          March, 1998                                $  3,000,000
          April, 1998                                $  3,000,000
          May, 1998                                  $  3,000,000
          June, 1998                                 $  3,000,000
          July, 1998                                 $  3,000,000
          August, 1998                               $          0
          September, 1998                            $ (1,500,000)
          October, 1998                              $ (2,500,000)
          November, 1998                             $ (3,000,000)
          December, 1998                             $ (2,750,000)
          January, 1999                              $ (1,500,000)
          February, 1999                             $   (750,000)
          March, 1999                                $          0

         In addition, each of the Borrowers agree that no further intercompany loans or advances shall be made by any Borrower or Subsidiary from and after the Fourth Closing Date and that intercompany loans and advances by and among the Borrowers outstanding as of the Fourth Closing Date shall not be repaid or reduced by any amounts, other than reductions or repayments arising from non-cash offsets of federal income tax provisions and allocations of Apparel's corporate overhead and management fee expenses among Apparel, BAI, Mackintosh and M&L conducted in the ordinary course of business in accordance with GAAP.

         For purposes of this definition, the numbers set forth in parenthesis are negative numbers.

         "Revolving Credit Termination Date" means, March 31, 1999; provided, that if such date is not a Banking Day, such date shall be the next preceding Banking Day.

         "Term Loan" means, as of the Fourth Closing Date, with respect to each Lender, the amount specified below for such Lender:

         The Chase Manhattan Bank                    $   900,000
         The First National Bank of Boston           $   900,000
         CoreStates Bank, N.A.                       $   900,000
         Fleet Bank, N.A.                            $   900,000
         Milberg Factors, Inc.                       $   900,000
                                                     -----------

                  Total:                             $ 4,500,000

(c) Section 2.02 of the Credit Agreement is hereby amended by deleting the phrase "Third Closing Date" contained in the first paragraph thereof and inserting in lieu thereof the phrase "Fourth Closing Date"

(d) Section 2.02 of the Credit Agreement is hereby further amended by deleting the second paragraph thereof in its entirety and inserting in lieu thereof the following:

                  "The Term Loan shall be due and payable in two installments, on each of the Amortization
                  Dates as follows:

                               DATE                 AMOUNT
                              ------               --------

                           March 31, 1998         $2,000,000
                           March 31, 1999         $2,500,000"

(e) Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         "Section 2.15 FEES. (a) The Borrowers shall pay on the Fourth Closing Date to the Agent for the account of the Lenders a non-refundable fee equal to Two Hundred Fifty Thousand Dollars ($250,000) in consideration of, among other things, the development and negotiation of the modification of this Agreement and the transactions contemplated herein. Each such Lender shall be entitled to twenty percent (20%) of such fee.

                  (b) The Borrowers shall pay to the Agent as compensation for its services hereunder as Agent a non-refundable agency fee in the amount of One Hundred Thousand Dollars ($100,000). This agency fee shall be due and payable on the Fourth Closing Date.

                  (c) The Borrowers shall pay to the Servicing Agent as compensation for its services hereunder as Servicing Agent, unless and until the Servicing Agent has resigned or been removed in accordance with Section 13.10, a fee in the amount of two-tenths of one percent (.20%) of the gross sales less discounts of all of the Borrowers, due and payable as such sales are made. The minimum aggregate fee payable under this paragraph for each year of this Agreement shall be One Hundred Seventy-Five Thousand Dollars ($175,000), which, to the extent of any deficiency based on gross sales less discounts (calculated on a cumulative basis, assuming a minimum rate of Fourteen Thousand Five Hundred Eighty-Three Dollars ($14,583) per month) shall be due and payable on the last day of each month.

                  (d) The Borrower shall pay to the Lenders a commitment fee (the "COMMITMENT FEE") for the period commencing on the Fourth Closing Date until the Revolving Credit Termination Date or such earlier date of the termination in full of the Total Commitment, computed (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of one-quarter of one percent (1/4%) per annum on the average daily Unused Total Commitment. Such Commitment Fee, to the extent then accrued, shall be payable (x) monthly, in arrears, on the last calendar day of each month, (y) on the Revolving Credit Termination Date and (z) upon any reduction or termination in whole or in part of the Total Commitment."

                  (e) Without prejudice to any other rights of the Lenders, upon the occurrence of an Overadvance Default, the Borrower shall immediately pay to the Agent for the account of the Lenders a non-refundable fee equal to Two Hundred Fifty Thousand Dollars

         ($250,000) (the "Subsequent Fee"). Each Lender shall be entitled to twenty percent (20%) of the Subsequent Fee.

(f) Section 2.17 of the Credit Agreement is hereby amended by deleting the word "BAI" contained in the second line of sub-section (h) of such Section and inserting in lieu thereof the word "Mackintosh".

(g) Section 3.01 of the Credit Agreement is hereby amended (i) by adding the following proviso after the semicolon following the first proviso contained in clause (b) of the first paragraph of such Section:

                  provided further, that upon the occurrence of an Overadvance Default (and notwithstanding (x) the payment of the Subsequent Fee or (y) any other provision to the contrary), Chase shall not issue any Letters of Credit under this Agreement without the prior written consent of the Required Lenders.

(ii) by amending and restating the chart contained in the second paragraph of such Section in its entirety as follows:

          PERIOD                                             AMOUNT
          ------                                             ------

          January 1, 1998 to and
          including March 31, 1998                         $13,000,000

          January 1, 1998 to and
          including June 30, 1998                          $23,000,000

          January 1, 1998 to and
          including September 30, 1998                     $28,000,000

          January 1, 1998 to and
          including December 31, 1998                      $33,000,000

          January 1, 1999 to and
          including March 31, 1999                         $13,000,000

(iii) by amending and restating the chart contained in the third paragraph of such Section in its entirety as follows:

          PERIOD                                             AMOUNT
          ------                                             ------

          January 1, 1998 to and
          including March 31, 1998                         $1,750,000

          January 1, 1998 to and
          including June 30, 1998                          $5,700,000

          January 1, 1998 to and
          including September 30, 1998                     $6,000,000

          January 1, 1998 to and
          including December 31, 1998                      $6,200,000

          January 1, 1999 to and
          including March 31, 1999                         $  500,000

(iv) by adding the following proviso at the end of the third paragraph of such
Section:

                  ; provided further, that the maximum amount of all Letters of Credit issued for the account of Mackintosh (1) during the period from and including January 1, 1998 through December 31, 1998 which are not issued against an order shall not exceed $750,000 in the aggregate and (2) during the period from and including August 31, 1998 through the Revolving Credit Termination Date shall not exceed $500,000 in the aggregate;

(v) by deleting the date "March 31, 1998" contained in the fourth paragraph of such Section each time the same appears therein and inserting in lieu thereof in each instance the defined term "Revolving Credit Termination Date" and (vi) by deleting the date "November 30, 1998" contained in the first sentence of the fourth paragraph of such Section and inserting in lieu thereof the date "November 30, 1999".

(h) Section 3.03 of the Credit Agreement is hereby amended by deleting the amount "five-sixteenths of one percent (5/16%)" contained in the second paragraph of such Section and inserting in lieu thereof the amount "three-eighths of one percent (3/8%)".

(i) Section 5.02 of the Credit Agreement is hereby amended by deleting the phrase "five-sixteenths of one percent (5/16%)" contained in the first paragraph of such Section and inserting in lieu thereof the phrase "three-eighths of one percent (3/8%)".

(j) Section 8.05 of the Credit Agreement is hereby amended by deleting the period at the end of such Section and inserting in lieu thereof the phrase "and, the press release dated March 6, 1998 and Form 10-Q's distributed to the Lenders during 1997."

(k) Section 9.09 of the Credit Agreement is hereby amended by (i) deleting the word "and" contained at the end of sub-section (t) of such

Section, (ii) relettering sub-section "(u)" of such Section as a new sub-section "(v)" and (iii) inserting the following new sub-section "(u)" immediately following sub-section (t):

                  (u) all material information furnished to the Borrowers by the investment advisor retained by the Borrowers pursuant to
                  Section 9.10 of this Agreement promptly upon receipt thereof and within five business days following the end of each month, provide a written report of the progress and activity of such investment advisor during each preceding month.

(l) Article 9 of the Credit Agreement is hereby amended by adding the following new Section at the end thereof:

                  Section 9.10.  INVESTMENT ADVISOR.  Retain an
                  investment advisor reasonably satisfactory to the Agents for purposes of strategic planning.

(m) Section 10.02 of the Credit Agreement is hereby amended by amending and restating clause (b) of such Section as follows:

                  (b) guaranties by BAI of domestic suppliers of the Borrowers, not exceeding Two Million Three Hundred Thousand Dollars ($2,300,000) in the aggregate, given in connection with the purchase of raw materials.

(n) Section 11.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "Section 11.02. MINIMUM TANGIBLE NET WORTH. Consolidated Tangible Net Worth shall not be less than the amounts specified below for the dates specified below:

                      DATE                                      AMOUNT
                     ------                                    --------

                  March 31, 1998                              $5,250,000
                  June 30, 1998                               $4,750,000
                  September 30, 1998                          $7,750,000
                  December 31, 1998                           $9,000,000
                  March 31, 1999                              $7,750,000

         In addition, Consolidated Tangible Net Worth shall not be less than $7,750,000 for the period from October 1, 1998 through and including

         December 30, 1998 and at no time may Consolidated Tangible Net Worth be less than $4,750,000."

         (o) Section 11.03 of the Credit Agreement is hereby amended by deleting the phrase ".80 to 1.00 at December 31, 1997" and inserting in lieu thereof the phrase ".90 to 1.00 at December 31, 1998".

         (p) Section 11.04 of the Credit Agreement is hereby amended by deleting the date "December 31, 1997" and inserting in lieu thereof the date "December 31, 1998".

         (q) Section 11.05 of the Credit Agreement is hereby amended by deleting the phrase "January 1, 1997 to December 31, 1997 to exceed $750,000" and inserting in lieu thereof the phrase "January 1, 1998 to December 31, 1998 to exceed $850,000".

         (r) Section 12.01 of the Credit Agreement is hereby amended by (i) deleting the word "or" contained at the end of sub-section (n) of such section, (ii) deleting the period contained at the end of sub-section
         (o) of such section and inserting in lieu thereof a semicolon and the word "or" and (iii) adding the following new sub-section "(p)" at the end of such Section:

                  (p) the Borrowers shall have failed to comply with the provisions of the definition of Revolving Credit Loans Permitted Overadvance (Month End) for the month of October 1998 (an "Overadvance Default").

         SECTION 3. CONDITIONS OF EFFECTIVENESS TO THIS FOURTH AMENDMENT. This Fourth Amendment shall become effective on the date on which each of the following conditions have been satisfied or waived which date shall not be later than March 31, 1998:

                  (i) the Borrowers, the Lenders and the Agents shall each have executed and delivered this Fourth Amendment;

                  (ii)     payment by the Borrower of the fees specified in
                           Section 2.15 of the Credit Agreement as amended by this Fourth Amendment;

                  (iii) execution and delivery by the Borrowers of an amendment to the Warrant Agreement substantially in the form of Exhibit A hereto;

                  (iv) execution and delivery by the Borrowers of UCC-1 financing statements covering imported inventory and appropriate amendments to the Security Agreements as may be required by the Agents;

                  (v) receipt by the Agents of a satisfactory collateral field exam;

                  (vi) the Borrowers shall have retained an investment banking firm reasonably satisfactory to the Agents for purposes of strategic planning and the Agents shall have received a copy of the executed retention agreement for such investment banking firm;

                  (vii) receipt by the Agents of projections in form and substance satisfactory to the Agents;

                  (viii) good standing certificates for each Borrower, dated reasonably near the Fourth Closing Date, from the Secretary of State (or other appropriate official) of the jurisdiction of incorporation of each Borrower certifying as to due incorporation and good standing of such Borrower and certificates dated reasonably near the Fourth Closing Date, from the Secretary of State (or other appropriate official) of each other jurisdiction where such Borrower is required to be qualified to conduct business, certifying that such Borrower is qualified to do business in such jurisdiction;

                  (ix) a certificate of the Secretary or Assistant Secretary of each Borrower, dated the Fourth Closing Date, attesting to all corporate action taken by each Borrower including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Fourth Amendment and each other document to be delivered pursuant to this Fourth Amendment;

                  (x) a certificate of the Secretary or Assistant Secretary of each Borrower, dated the Fourth Closing Date, certifying the names and true signatures of the officers of such Borrower authorized to sign this Fourth Amendment and the other documents to be delivered by such Borrower under this Fourth Amendment;

                  (xi) a certificate of a duly authorized officer of each Borrower, dated the Fourth Closing Date, stating that the representations and warranties in Article 8 of the Credit Agreement are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default;

                  (xii) a schedule specifying the locations of all of the Borrowers' inventory, work-in-process and equipment, the chief place of business for each Borrower and the location(s) where the Borrowers' business records are located, which schedule shall be confirmed by a responsible office;

                  (xiii) a favorable opinion of counsel for the Borrowers, dated the Fourth Closing Date, in substantially the form of Exhibit B hereto and as to such other matters as the Agent, the Servicing Agent or any Lender may reasonably request;

                  (xiv) a borrowing base certificate (calculated as of the Fourth Closing Date) in form and substance satisfactory to the Agents which certificate shall include specific information as to the Eligible Accounts of Mackintosh and Varon;

                  (xv) evidence that (1) all insurance required to be maintained under the Facility Documents is in full force and effect, and (2) to the extent required under the Facility Documents, the Agent has been designated a loss payee and additional insured;

                  (xvi) payment by the Borrower of all costs and expenses of the Agents and the Lenders (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with this Fourth Amendment and the Credit Agreement; and

                  (xvii) receipt of such other documents, opinions or agreements as either of the Agents or any of the Lenders may reasonably request.

                  SECTION 4. POST CLOSING CONDITIONS. Within 90 days of the effectiveness of this Fourth Amendment, the Borrowers shall execute and deliver
(i) a pledge agreement in form and substance satisfactory to the Agent pursuant to which 65% of the issued and outstanding stock of M&L International (H.K.) Limited shall be pledged to the Agent for the benefit of the Lenders and which pledge shall be subject to no other liens and (ii) a trademark security agreement pursuant to which Mackintosh shall grant a security interest in its trademark known as "Chas. Macintosh". Failure to satisfy either of the foregoing post-closing conditions shall constitute an immediate Event of Default.

                  SECTION 5. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS. Upon the effectiveness of Section 2 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Facility Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically amended above, the Credit Agreement and all other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed. Except as specifically waived herein, the execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Facility Documents, nor constitute a waiver of any provision of the Facility Documents.

                  SECTION 6. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant that each of the representations and warranties contained in Article 8 of the Credit Agreement and in each of the other Facility Documents is true and correct as of the date hereof (provided that any representations and warranties which speak to a specific date shall remain true and correct as of such date). The Borrowers hereby further represent and warrant that the stockholders' equity of Mackintosh U.K. Limited as of December 31, 1997 is $2,189.00 and that the value of the assets thereof do not exceed $168,000.00.

                  SECTION 7. COSTS AND EXPENSES. The Borrowers agree to pay the Agent, the Servicing Agent, and the Lenders on demand all costs, expenses and charges, in connection with the preparation, reproduction, execution, delivery, filing, recording and administration of this Fourth Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agent, the Servicing Agent, and each Lender with respect thereto and with respect to advising the Agent, the Servicing Agent, and each Lender as to its rights and responsibilities under such documents, and all costs and expenses, if any, in connection with the enforcement of any such documents.

         SECTION 8. GOVERNING LAW. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

         SECTION 9. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

         SECTION 10. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fourth Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.



                                        BISCAYNE APPAREL, INC.



                                        By: /s/ Peter Vandenberg, Jr.
                                           -------------------------------------
                                           Name: Peter Vandenberg, Jr.
                                           Title: President

                                        BISCAYNE APPAREL INTERNATIONAL, INC.



                                        By: /s/ Peter Vandenberg, Jr.
                                           -------------------------------------
                                           Name: Peter Vandenberg, Jr.
                                           Title: President


                                        MACKINTOSH OF NEW ENGLAND CO.



                                        By: /s/ Peter Vandenberg, Jr.
                                           -------------------------------------
                                           Name: Peter Vandenberg, Jr.
                                           Title: President


                                        M & L INTERNATIONAL, INC.



                                        By: /s/ Peter Vandenberg, Jr.
                                           -------------------------------------
                                           Name: Peter Vandenberg, Jr.
                                           Title: Vice President

                                        THE CHASE MANHATTAN BANK,
                                        as Lender


                                        By: /s/ John Murphy
                                           -------------------------------------
                                           Name: John Murphy
                                           Title: Vice President


                                        MILBERG FACTORS, INC., as Lender


                                        By: /s/ Harold H. Oertell
                                           -------------------------------------
                                           Name: Harold H. Oertell
                                           Title: Treasurer



                                        CORESTATES BANK, N.A., as Lender


                                        By: /s/ C.B. Cook
                                           -------------------------------------
                                           Name: C.B. Cook
                                           Title: Vice President


                                        BANKBOSTON, N. A., as Lender


                                        By: /s/ David F. Eusden
                                           -------------------------------------
                                           Name: David F. Eusden
                                           Title: Director


                                        FLEET BANK, N.A., as Lender


                                        By: /s/ Edward J. Wol
                                           -------------------------------------
                                           Name: Edward J. Wol
                                           Title: Senior Vice President


                                        THE CHASE MANHATTAN BANK, as Agent


                                        By: /s/ John Murphy
                                           -------------------------------------
                                           Name: John Murphy
                                           Title: Vice President


                                        MILBERG FACTORS, INC., as
                                        Servicing Agent


                                        By: /s/ Harold H. Oertell
                                           -------------------------------------
                                           Name: Harold H. Oertell
                                           Title: